UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): May 27, 2026

ADT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)
(561) 988-3600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Term Loan Credit Agreement Amendment

On May 27, 2026 (the “Amendment Closing Date”), Prime Security Services Borrower, LLC, a Delaware limited liability company (“Prime Borrower”), Prime Security Services Holdings, LLC, a Delaware limited liability company (“Holdings”), and The ADT Security Corporation, a Delaware corporation (“ADTSC” and together with Prime Borrower, the “Borrowers”), each a direct or indirect wholly owned subsidiary of ADT Inc. (the “Company”), entered into that certain Incremental Assumption and Amendment Agreement No. 1 (the “Term Loan Credit Agreement Amendment”), by and among Prime Borrower, as borrower, Holdings, ADTSC, as co-borrower, the subsidiary loan parties party thereto, the lender party thereto and Fifth Third Bank, National Association, as administrative agent (the “Administrative Agent”), which amends that certain Term Loan Credit Agreement, dated as of October 28, 2025 (the “Existing Term Loan Credit Agreement”), by and among Prime Borrower, as borrower, Holdings, ADTSC, as co-borrower, the lenders party thereto, the Administrative Agent and the other parties named therein (as amended by the Term Loan Credit Agreement Amendment, the “Amended Term Loan Credit Agreement”).

On the Amendment Closing Date, pursuant to the Term Loan Credit Agreement Amendment, the Borrowers incurred $100,000,000 aggregate principal amount of incremental first lien senior secured term A loans pursuant to the Existing Term Loan Credit Agreement (the “2026 Incremental Term A Loans”). The 2026 Incremental Term A Loans have the same terms as, and constitute one class with, the term A loans outstanding under the Existing Term Loan Credit Agreement immediately prior to the Amendment Closing Date. After giving effect to the incurrence of the 2026 Incremental Term A Loans, approximately $422,969,000 aggregate principal amount of first lien senior secured term A loans are outstanding under the Amended Term Loan Credit Agreement.

The proceeds of the 2026 Incremental Term A Loans will be used for general corporate purposes.

The parties to the Amended Term Loan Credit Agreement continue to have the same obligations set forth in the Existing Term Loan Credit Agreement.

The foregoing description of the Term Loan Credit Agreement Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Term Loan Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated into this Item 2.03 by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) On May 27, 2026, the Company held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below in (b). A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2026, as further supplemented on May 8, 2026 (such supplement, the “Proxy Supplement”).

(b)

Proposal 1. To re-elect Thomas Gartland, Danielle Tiedt, and Sigal Zarmi to the Board of Directors of the Company (the “Board”), in each case for a term of one year expiring at the Annual Meeting of Stockholders to be held in 2027 (the “2027 Annual Meeting”).

As previously disclosed in the Proxy Supplement, Nicole Bonsignore and Reed B. Rayman, each a designee of Apollo Global Management, Inc. (“Apollo”), resigned from the Board following Apollo’s sale of all its common stock in the Company. Since the resignations were prior to the Annual Meeting, Ms. Bonsignore and Mr. Rayman were withdrawn as nominees for election. Consequently, the election of each of Ms. Bonsignore and Mr. Rayman was not submitted to a vote of stockholders at the Annual Meeting, and no votes were tabulated or are reported herein for these withdrawn nominees.

The Company’s stockholders duly elected each of Thomas Gartland, Danielle Tiedt, and Sigal Zarmi, by at least a plurality of the votes cast, to serve as directors until the 2027 Annual Meeting and until his or her successor is duly elected and qualified. The results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas Gartland	558,733,761	7,031,661	30,258,149
Danielle Tiedt	441,591,419	124,174,003	30,258,149
Sigal Zarmi	555,814,316	9,951,106	30,258,149

Proposal 2. To conduct an advisory vote to approve the compensation of the Company’s named executive officers. The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
586,573,380	33,240,088	696,479	30,258,149

Proposal 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
645,187,546	5,016,920	563,630
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
10.1
Incremental Assumption and Amendment Agreement No. 1, dated as of May 27, 2026, by and among Prime Security Services Holdings, LLC, Prime Security Services Borrower, LLC, The ADT Security Corporation, the subsidiary loan parties party thereto, the lender party thereto and Fifth Third Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 28, 2026	ADT Inc.

		By:	/s/ Jeffrey Likosar
Jeffrey Likosar
President, Corporate Development and Transformation, and Chief Financial Officer